SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

     [ X] Preliminary Proxy Statement

     [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

     [ ]  Definitive Proxy Statement

     [  ] Definitive Additional Materials

     [  ] Soliciting Material Pursuant to Section 240.14a-11  or Section
240.14a-12

             UNITED STATES MINING & EXPLORATION, INC.
         (Name of Registrant as Specified in its Charter)

                               N/A
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

     Payment of Filing Fee (Check the appropriate box):

     [X]  No fee required

     [  ] Fee computed on table below per Exchange Act Rules 14a-6(I)(4) and
0-11.

          1) Title of each class of securities to which transaction applies: N/A

          2)   Aggregate number of securities to which transaction applies:
N/A

          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined: N/A

          4)   Proposed maximum aggregate value of transaction:  N/A

          5)   Total fee paid:  $0.

     [  ]  Fee paid previously with preliminary materials.
     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)   Amount Previously Paid:  $0.

          2)   Form, Schedule or Registration Statement No.:  N/A

          3)   Filing Party:  N/A

          4)   Date Filed:  N/A

             United States Mining & Exploration, Inc.
                   13212 N.E. 16th Street, #311
                    Bellevue, Washington 98005
                                (425) 643-0777
                    _________________________



                         PROXY STATEMENT

                         _______________


     Regarding an of Amendment to the Articles of Incorporation
                   Reflecting a Change of Name
                         _______________



Approximate date of Mailing of this Proxy Statement: December 23, 1997

                              INTRODUCTION

     This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of United States Mining & Exploration, Inc., a Utah corporation (the "Company"), to stockholders in connection with resolutions providing for an amendment to the Articles of Incorporation changing the name of the Company to "Global Digital Information, Inc." to be voted upon at a special meeting of the stockholders of the Company (the "Meeting"). The Meeting is to be held at 13212 N. E. 16th Street, #311, Bellevue, Washington, 98005, on January 12, 1998, at 4:00 p.m., Pacific Daylight Time. The accompanying Notice of Special Meeting of Stockholders, this Proxy Statement and the enclosed proxy are first being mailed to stockholders on or about December 23, 1997.

     This amendment is the only matter to be presented to the stockholders.

     Section 16-10a-1001 of the Utah Revised Business Corporation Act provides that every amendment to the Articles of Incorporation of a corporation shall first be adopted by the resolution of the Board of Directors and then be subject to the approval of persons owning a majority of the securities entitled to vote on any such amendment. See the caption "Amendment to the Articles of Incorporation and Vote Required for Approval," herein.

      The cost of preparing, printing and mailing each of these documents and of the solicitation of proxies by the Company will be borne by the Company. Solicitation will be made by mail. The Company will request brokers, custodians, nominees and other like parties to forward copies of proxy materials to beneficial owners of the Company's $0.001 par value common stock (the "Common Stock") and will reimburse such parties for their reasonable and customary charges or expenses in this regard.

Record Date and Outstanding Shares.
----------------------------------

     The Board of Directors has fixed December 22, 1997, as the record date for the determination of holders of Common Stock entitled to notice of and to vote at the Meeting. At the close of business on that date there are or will be 9,612,348 shares of Common Stock outstanding and entitled to vote. Holders of Common Stock will be entitled to one vote per share in the approval of the change of name.

                     PROXIES AND REVOCABILITY OF PROXIES

     The enclosed proxy is being solicited by the Board of Directors for use at the Meeting and any adjournments thereof and will not be voted at any other meeting. All proxies that are properly executed, received by the Company prior to or at the Meeting, and not properly revoked will be voted at the Meeting or any adjournment thereof in accordance with the instructions given therein.

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by:

     (i) filing with the President of the Company, at or before the taking of the vote at the Meeting, a written notice of revocation bearing a later date than the date of the proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the President of the Company before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute a revocation of a proxy). Any written notice revoking a proxy should be sent to United States Mining & Exploration, Inc., 13212 N.E. 16th Street, #311, Bellevue, Washington, 98005, Attention: Jeffrey Beneson, President, or hand delivered to the President, at or before the taking of the vote at the Meeting.

                     DISSENTERS' RIGHT OF APPRAISAL

     The Utah Revised Business Corporation Act does not provide for dissenter's rights of appraisal in connection with a change of name of a Utah corporation. Accordingly, stockholders will not have appraisal rights with respect to the proposal change of the Company's name.

         INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

     No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposed amendment to change the name of the Company or in any action covered by the related resolutions adopted by the Board of Directors and executive officers, which is not shared by all other stockholders.

              VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Voting Securities.
-----------------

     The securities that are entitled to vote at the Meeting consist of 9,612,348 shares of $0.001 par value common stock of the Company. Each share of common stock is entitled to one vote. The number of outstanding shares of common stock at the close of business on December 22, 1997, the record date for determining stockholders entitled to notice or and to vote on the amendment to the Company's Articles of Incorporation, are or will be 9,612,348, held by 211 stockholders.

Security Ownership of Principal Holders and Management.
------------------------------------------------------

     To the knowledge of management and based upon a review of the stock ledger maintained by its transfer agent and registrar, the following table sets for the beneficial ownership of persons who own more than five percent of the Company's common stock as of the date hereof, and the shareholdings of management, to wit:


                                             Amount and Nature        Percent
                                               of Beneficial            of
     Name                    Title               Ownership             Class


Jeffrey Beneson             President and         675,000               6.6%
                            Director

Jose-Luis Riesco            Director              350,000               3.4%

Morris Gorelick             Director              285,000               2.8%

David D. Meunier            Director              289,618               2.8%

Technologie Information     Shareholder         1,000,000               9.8%
Systems, Ltd.

All directors and executive                     1,599,618              15.7%
officers as a group (4)

Contractual Arrangements Regarding Changes in Control.
-----------------------------------------------------

      Pursuant to a Reorganization Agreement (the "Plan") dated
October 31, 1997, and deemed to have been closed as of November 11, 1997, between the Registrant; Global Digital Information, Inc., a Washington corporation ("GDI"), and certain stockholders (all but four of these stockholders were "accredited investors" as that term is defined under applicable securities laws, rules and regulations) and an option holder of GDI (sometimes collectively called the "GDI Stockholders"), the GDI Stockholders became the controlling stockholders of the Company in a transaction viewed as a reverse acquisition, and the Company became a 96.3%-owned subsidiary of GDI. The Plan was treated as a recapitalization of the Company for accounting purposes.

Changes in Control Since the Beginning of the Last Fiscal Year.
--------------------------------------------------------------

      The Plan was adopted, ratified and approved by the Board of Directors of the Company at a special meeting held on October 31, 1997, and adjourned to November 3, 1997.

      The former principal stockholders of the Company and their percentage of ownership of the outstanding voting securities of the Company prior to the completion of the Plan were: Sheryl Ross, former President and Director, owned no shares of the Company; Wayne R. Bassham, former Secretary/Treasurer and Director, owned 240 pre-split shares; Jenson Services, Inc., a financial consultant and principal stockholder of the Company, owned 249,188 pre-split shares or 50.7%; and Hubert and Sharon Lambert, principal stockholders of the Company, owned 198,569 pre-split shares or
40.4%

      The source of the consideration used by GDI and the GDI Stockholders to acquire their respective interests in the Company was the exchange of 96.3% of the outstanding common stock (or an option to acquire common stock as regards the option holder) of GDI pursuant to the Plan.

      The basis of the "control" by the GDI Stockholders is stock ownership.

           AMENDMENT TO THE ARTICLES OF INCORPORATION
                 AND VOTE REQUIRED FOR APPROVAL

     The purpose of the amendment to change the name of the Company to "Global Digital Information, Inc." This will give the Company a name that reflects its present business operations as being conducted by the Company's subsidiary, "GDI."

     Section 16-10a-1003 of the Utah Revised Business Corporation Act provides that every amendment to the Articles of Incorporation of a corporation shall first be adopted by the resolution of the Board of Directors and then be subject to the approval of persons owning a majority of the securities entitled to vote on any such amendment.

Quorum and Voting.
-----------------

     In accordance with the Articles of Incorporation of the Company, the presence in person or by proxy of at least one-third (1/3) of the total number of outstanding shares of common stock entitled to vote at the Meeting is required to constitute a quorum for the transaction of business at the Meeting. Abstentions and broker non-votes will be considered represented at the Meeting for the purpose of determining a quorum.

     The shares represented by each proxy will be voted in accordance with the instructions given therein. Where no instructions are indicated, the proxy will be voted for the amendment to the Articles of Incorporation reflecting a change of name and, at the discretion of the persons named in the proxy, on any other business that may properly come before the Meeting.

     Under applicable law and the Company's Bylaws, if a quorum is present at the Meeting, the amendment to the Articles of Incorporation reflecting a change of name will be approved if the shares voting in favor of the change of name exceed the shares voting against. Each stockholder will be entitled to one vote for each share of Common Stock held in the approval of this amendment. Any other matter submitted to a vote of the stockholders at the Meeting will be approved if a majority of votes cast at the Meeting in person or by proxy vote in favor thereof.

                                OTHER MATTERS

     The Board of Directors of the Company is not aware of any business other than the aforementioned matter that will be presented for consideration at the Meeting. If other matters properly come before the Meeting, it is the intention of the persons named in the enclosed proxy to vote thereon in accordance with their best judgment.

                  TRANSFER OF STOCK CERTIFICATES

     Subject to adoption of the amendment, on or after January 12, 1998, stockholders may forward their stock certificates to Interwest Transfer Company, 1981 Murray-Holladay Road, Salt Lake City, Utah 84117, Telephone
(801) 272-9294, together with $15 for each stock certificate requested to be issued or transferred for new stock certificates bearing the new name of the Company and its new Cusip Number. If stock certificates are being transferred into the same name, no signature is required; if being transferred to a new name, the stock certificate submitted must be signed and the signature must be guaranteed by a "Medallion Member" bank or broker dealer. A stock power similarly signed and guaranteed will also be acceptable.


     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY IN THE REPLY ENVELOPE PROVIDED.

                                   By Order of the Board of Directors,



         , 1997                    Jeffrey Beneson
Bellevue, Washington               President and Director


                              PROXY
             FOR A SPECIAL MEETING OF STOCKHOLDERS OF
             UNITED STATES MINING & EXPLORATION, INC.
                  TO BE HELD JANUARY 12, 1998

     By completing and returning this proxy to United States Mining & Exploration (the "Company"), you will be designating Jeffrey Beneson, the President of the Company, to vote all of your shares of the Company's common stock as indicated below.

     Please complete this proxy by clearly marking the appropriate column(s), filling out the stockholder information and dating below, and returning it to the Company in the enclosed self-addressed, envelope.

     Matters of business are as follows:

     PROPOSAL 1 - CHANGE OF NAME:   Shall the name of the Company be changed
to "Global Digital Information, Inc."?

                                   YES       NO        ABSTAIN

                                   ___       ____      ____


     The undersigned hereby acknowledges receipt of the Company's Proxy Statement dated December 22, 1997, and expressly revokes any and all proxies heretofore given or executed by the undersigned with respect to the shares of stock represented in this proxy. (Please sign exactly as your name appears on your stock certificate(s)). Joint owners should both sign. If signing in a representative capacity, give full titles and attach proof of authority unless already on file with the Company.


Dated:  ____________, 1997              _________________________________
                                        Name of stockholder (Please print
                                          legibly)

Number of shares:  ____________         _________________________________
                                        Signature

     This proxy is being solicited by, and the above-referenced proposal is being proposed by, the Board of Directors of the Company. The proposal to be voted on is not related to or conditioned on the approval of any other matter. You may revoke this proxy at any time prior to the vote thereon.

     As of December 22, 1997, which is the record date for determining the stockholders who are entitled to notice of and to vote at the Meeting, the Board of Directors of the Company is not aware of any other matters to be
presented at the Meeting.    If no direction is indicated on a proxy that is
executed and returned to the Company, it will be voted "FOR" the change of name of the Company. Unless indicated below, by completing and returning this proxy, the stockholder grants to Mr. Beneson the discretion to vote in accordance with his best judgment on any other matters that may be presented at the Meeting.

          ____ Withhold discretion to vote on any other matter presented at the Meeting.